UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 19, 2022
Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
910 Louisiana Street, Suite 4200
Houston, TX 77002
(Address of principal executive office) (Zip Code)
(Registrant’s telephone number, including area code): (832) 413-4770
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01 Financial Statements and Exhibits.
This Amendment No. 1 on Form 8-K/A is being filed by Summit Midstream Partners, LP (including its subsidiaries, collectively “SMLP” or the “Partnership”) to amend its current report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2022 (the “Original Report”), solely to provide the pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise provided herein, the disclosure made in the Original Report remains unchanged.
(b) Pro Forma Financial Information
As previously disclosed, on September 19, 2022, Summit Midstream Holdings, LLC (“SMP Holdings”), a wholly owned subsidiary of the Partnership, completed the sale of Bison Midstream, LLC (“Bison Midstream”) to a subsidiary of Steel Reef Infrastructure Corp. (“Steel Reef”) for cash consideration of $40.0 million. The sale of Bison Midstream constituted a significant disposition and as a result, the Partnership prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X.
The following unaudited pro forma financial information of the Partnership is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2022.
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2022.
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2021.
(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated financial information
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Dated:	September 22, 2022	/s/ William J. Mault
William J. Mault, Executive Vice President and Chief Financial Officer